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                                                                EXHIBIT a(2)(f)

                                AMENDMENT NO. 5
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP


         This Amendment No. 5 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of December 12, 2000, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Restated Agreement").

         Under Section 9.7 of the Restated Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Restated Agreement is hereby amended as follows:

         1. Schedule A of the Restated Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Restated Agreement to "this Agreement" shall mean the Restated Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically amended by this Amendment, the Restated Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 12, 2000.


                                               /s/ ROBERT H. GRAHAM
                                               --------------------
                                               Name:  Robert H. Graham
                                               Title: President

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                          EXHIBIT 1 TO AMENDMENT NO. 5
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                AIM FUNDS GROUP



                                  "SCHEDULE A
                                AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF


AIM Balanced Fund                      AIM European Small Company Fund
-----------------                      -------------------------------
Class A Shares                         Class A Shares
Class B Shares                         Class B Shares
Class C Shares                         Class C Shares


AIM Global Utilities Fund              AIM International Emerging Growth Fund
-------------------------              --------------------------------------
Class A Shares                         Class A Shares
Class B Shares                         Class B Shares
Class C Shares                         Class C Shares


AIM New Technology Fund                AIM Select Growth Fund
-----------------------                ----------------------
Class A Shares                         Class A Shares
Class B Shares                         Class B Shares
Class C Shares                         Class C Shares


AIM Small Cap Equity Fund              AIM Value Fund
-------------------------              --------------
Class A Shares                         Class A Shares
Class B Shares                         Class B Shares
Class C Shares                         Class C Shares


AIM Value II Fund                      AIM Worldwide Spectrum Fund
-----------------                      ---------------------------
Class A Shares                         Class A Shares
Class B Shares                         Class B Shares
Class C Shares                         Class C Shares